UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2020

9 Meters Biopharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37797	27-3948465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8480 Honeycutt Road, Suite 120, Raleigh, NC 27615
(Address of principal executive offices) (Zip Code)

(919) 275-1933
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 Par Value	NMTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) 9 Meters Biopharma, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 30, 2020. The Company's stockholders approved an amendment to the 9 Meters Biopharma, Inc. 2012 Omnibus Incentive Plan (the “Amended Plan”). The Amended Plan increases the total number of shares of common stock reserved for issuance under the Amended Plan to 20,794,492 shares. The Company’s board of directors approved the Amended Plan on May 19, 2020, subject to stockholder approval.

You can find a summary of the principal features of the Amended Plan in the definitive proxy statement for the Company’s 2020 annual meeting of stockholders, filed with the SEC on June 2, 2020 (the “Proxy Statement”), under the heading “Description of the 2012 Plan”.  The summary of the Amended Plan contained in the proxy statement is qualified in its entirety by the full text of the Amended Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2020 annual meeting of stockholders on June 30, 2020.

As of May 21, 2020, the record date for the annual meeting, there were 96,251,342 shares of the Company’s common stock outstanding.

At the Meeting, the stockholders approved the following four proposals and cast their votes as follows:

1. To elect two Class II directors to the Company’s board of directors for a three-year term expiring in 2023, and one Class III director to the Company’s board of directors for a one-year term expiring in 2021, based on the following votes:

Members	Votes For	Votes Withheld	Broker Non-Votes
Nissim Darvish (Class II)	56,648,616	501,869	17,868,827
John Temperato (Class II)	56,994,422	156,063	17,868,827
Mark Sirgo (Class III)	56,972,900	177,585	17,868,827

2. To authorize, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of the Company’s common stock upon the conversion of shares of the Company’s Series A preferred stock and related warrants:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
56,799,528	280,267	70,690	17,868,827

3. To approve the Amended Plan to increase the total number of shares of common stock reserved for issuance thereunder to 20,794,492 shares:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
54,455,487	2,310,953	384,045	17,868,827

4. To ratify the selection of Mayer Hoffman McCann, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2020:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
74,747,656	133,836	137,820	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 10.1	9 Meters Biopharma, Inc. 2012 Omnibus Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

9 Meters Biopharma, Inc.

Date: June 30, 2020	By:	/s/ Edward J. Sitar
Edward J. Sitar
Chief Financial Officer